UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  3/26/2015

Commission file number: 000-54046

GREENPLEX SERVICES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	27-0856924
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

2525 East 29th Ave.

Suite. 10-B

Spokane, WA 99223

 (Address of principal executive offices)

(208) 591-32810

(Registrant’s telephone number)

_____________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) Departures of Directors

Effective March 26, 2015, Victor Foia the President and a director tendered his resignation.  There were no disagreements between Mr. Foia and our Board of Directors regarding any business practices or procedures.

(b) Departures of Principal Officers

Effective March 26, 2015, Victor Foia the President and a director tendered his resignation.  There were no disagreements between Mr. Foia and our Board of Directors regarding any business practices or procedures.

(c) Appointment of Principal Officers

On April 2, 2015, the following individual was appointed as the interim President (“New Officer”):

Name	Age	Position
Dale Robins	57	President

Dale Robins – President, age 57.. Mr. Robins received his B.A. degree Business Administration in 1980 from the University of Montana located in Missoula, MT, a Master of Education degree in 1983 from Eastern Montana College, now Montana State University – Billings in Billings, MT, and a Master of Business Administration degree in 1987 from the University of Montana.  In 1988 he received a Juris Doctorate from the University of Montana Law School.  In 2006 he received a Doctorate of Medicine from the Medical University of the Americas, located in San Pedro, Belize.

Mr. Robins is licensed to practice law in the states of Washington, Idaho and Montana, as well as the District of Columbia. Mr. Robins is admitted to the United States Supreme Court, United States Tax Court, the United State Court of Appeals for the District of Columbia, the Ninth Circuit, Armed Services and Veteran’s Claims.  Mr. Robins is a member of the Washington State Bar Association, the Idaho Bar Association, the Montana Bar Association, the Washington D.C. Bar Association and the National Organization of Social Security Representations.,

Mr. Robins has practiced law from 2007 until present and specialized in Social Security disability, personal injury and veteran’s disability.  During this period he has served as a legal consultant to medical and mental health professionals related to medical malpractice, pharmaceutical product liability and medical license issues.  From 2009 to 2011 he served as the President/CEO of Micro Current Technologies Corp, based in Sagel, Idaho and San Jose, Costa Rica.  Micro Current Technologies Corp obtained approval of the Costa Rica’s Minister of Education to establish a teaching clinic for micro therapy working in conjunction with the largest hospital in Central America.  From 1994 to 2001 he served as the in house attorney for the National Treasury Employees Union located in Billings, MT.

With respect to the disclosure required pursuant to Section 401(d) of Regulation S-K, there are no family relationships between Mr. Robins and any director or executive officer of the Company.  With respect to Section 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Robins and the Company.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Resignation letter from Victor Foia

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenplex Services, Inc. (Registrant)

Date: April 2, 2015 By: /s/ Dale Robbins Dale Robbins President

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